ESAB Corporation Announces Second Quarter 2024 Results

•Positive core organic growth
•EBX driving record margin and free cash flow
•Completed the acquisition of the welding business of Linde Bangladesh

North Bethesda, MD, August 2, 2024 -- ESAB Corporation (“ESAB” or the “Company”) (NYSE: ESAB), a focused premier industrial compounder, today announced financial results for the second quarter of 2024.

ESAB reported second quarter sales of $707 million, a decrease of 2% on a reported basis or an increase of 1% on core organic growth before acquisitions and currency translation, as compared to the prior year. ESAB also reported second quarter net income from continuing operations attributable to ESAB of $84 million or $1.37 diluted earnings per share and core adjusted net income of $81 million or $1.32 diluted earnings per share. Core adjusted EBITDA of $134 million rose 6% and margins expanded 150 basis points to 20.1%, both as compared to the prior year quarter.

“The ESAB team continues to execute well in a challenging business environment. We are benefiting from our exposure to high-growth markets, such as India and the Middle East, as well as our strategy to improve our mix and focus on less cyclical end markets. Our recent acquisition of the welding business of Linde Bangladesh fills a gap for ESAB in Asia and cements our position as the leading Fabtech company in this fast-growing region,” stated Shyam P. Kambeyanda, President and CEO of ESAB. “We continue to raise the bar with EBX to drive record margins and cash flow, further strengthening our balance sheet, and remain well positioned to deliver on our long-term goals.”

Updated Full Year 2024 Outlook

ESAB now expects total core sales growth of (2.5)% to (0.5)%, flat core organic sales growth, M&A of 1.0% and FX of ~(2.5)% from prior guidance of total core sales growth of 1.5% to 3.5%, core organic sales growth of 2.5% to 4.5%, M&A of 0.5%, and FX of ~(1.5)%. ESAB updated its estimated core adjusted EBITDA range to $495 to $515 million, from prior guidance of core adjusted EBITDA range of $500 to $520 million and core adjusted EPS of $4.75 to $4.95 remains the same.

About ESAB Corporation

Founded in 1904, ESAB Corporation is a focused premier industrial compounder. The Company’s rich history of innovative products, workflow solutions and its business system ESAB Business Excellence (“EBX”), enables the Company’s purpose of Shaping the world we imagineTM. ESAB Corporation is based in North Bethesda, Maryland and employs approximately 9,000 associates and serves customers in approximately 150 countries. To learn more, visit www.ESABcorporation.com.

Conference Call and Webcast

The Company will hold a conference call to discuss its second quarter 2024 results beginning at 8:00 a.m. Eastern on Friday, August 2, 2024, which will be open to the public by calling +1-888-550-5302 (U.S. callers) and +1-646-960-0685 (International callers) and referencing the conference ID number 4669992 and through webcast via ESAB’s website www.ESABcorporation.com under the “Investors” section. Access to a supplemental slide presentation can also be found on ESAB's website under the same heading. Both the audio of this call and the slide presentation will be archived on the website later today and will be available until the next quarterly call. The Company’s quarterly report on Form 10-Q for the fiscal quarter ended June 28, 2024, filed August 2, 2024, is also available on ESAB’s website under the “Investors” section.

Non-GAAP Financial Measures and Other Adjustments

ESAB has provided in this press release financial information that has not been prepared in accordance with accounting principles generally accepted in the United States of America (“non-GAAP”). ESAB presents some of these non-GAAP financial measures including and excluding Russia due to economic and political volatility caused by the war in Ukraine, which results in enhanced investor interest in this information. Core non-GAAP financial measures exclude Russia for the six months ended June 28, 2024 and June 30, 2023. These non-GAAP financial measures may include one or more of the following: adjusted net income from continuing operations, Core adjusted net income from continuing operations, adjusted EBITDA (earnings before interest, taxes, pension settlement losses, Restructuring and other related charges, acquisition-amortization and other related charges and depreciation and other amortization), Core adjusted EBITDA, organic sales growth, Core organic sales growth, adjusted free cash flow and ratios based on the foregoing measures. ESAB also provides adjusted EBITDA and adjusted EBITDA margin on a segment basis, as well as Core adjusted EBITDA and Core adjusted EBITDA margin on a segment basis.

Adjusted net income from continuing operations represents Net income from continuing operations attributable to ESAB Corporation, excluding Restructuring and other related charges, acquisition-amortization and other related charges and pension settlement losses. Adjusted net income, includes the tax effect of non-GAAP adjusting items at applicable tax rates and excludes the impact of discrete tax charges or gains in each period. ESAB also presents adjusted net income margin from continuing operations, which is subject to the same adjustments as adjusted net income from continuing operations. Adjusted net income per diluted share from continuing operations is a calculation of adjusted net income from continuing operations over the weighted-average diluted shares outstanding. ESAB also presents Core adjusted net income from continuing operations and Core adjusted net income per share - diluted from continuing operations, which are subject to the same adjustments as Adjusted net income from continuing operations and Adjusted net income per diluted share from continuing operations, further removing the impact of Russia for the six months ended June 28, 2024 and June 30, 2023.
Adjusted EBITDA, excludes from Net income from continuing operations, the effect of Income tax expense, Interest expense (income) and other, net, Restructuring and other related charges, acquisition-amortization and other related charges, pension settlement losses and depreciation and other amortization. ESAB presents adjusted EBITDA margins, which are subject to the same adjustments as adjusted EBITDA. Further, ESAB presents these non-GAAP performance measures on a segment basis, which excludes the impact of Restructuring and other related charges, separation costs, acquisition-amortization and other related charges, pension settlement losses and depreciation and other amortization from operating income. ESAB also presents Core adjusted EBITDA and Core adjusted EBITDA margins, which are subject to the same adjustments as Adjusted EBITDA and Adjusted EBITDA margins, respectively, further removing the impact of Russia for the six months ended June 28, 2024 and June 30, 2023.

ESAB presents organic sales growth, which excludes the impact of acquisitions and foreign exchange rate fluctuations and presents core organic sales growth, which further excludes the impact of the Russia business for the six months ended June 28, 2024 and June 30, 2023 from core organic sales growth.

Adjusted free cash flow represents cash flows from operating activities excluding cash outflows related to the Company’s separation from Enovis Corporation and discontinued operations, less Purchases of property, plant and equipment net of proceeds from sale of certain properties. Cash conversion represents Adjusted free cash flow divided by Adjusted net income from continuing operations.

These non-GAAP financial measures assist ESAB management in comparing its operating performance over time because certain items may obscure underlying business trends and make comparisons of long-term performance difficult, as they are of a nature and/or size that occur with inconsistent frequency or relate to unusual events or discrete restructuring plans and other initiatives that are fundamentally different from the ongoing productivity and core business of the Company.

ESAB management also believes that presenting these measures allows investors to view its performance using the same measures that the Company uses in evaluating its financial and business performance and trends.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information calculated in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures. A reconciliation of non-GAAP financial measures presented above to GAAP results has been provided in the financial tables included in this press release.

Forward Looking Statements

This press release includes forward-looking statements, including forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements concerning the Company’s plans, goals, objectives, outlook, expectations, and intentions, and other statements that are not historical or current fact. Forward-looking statements are based on the Company’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including general risks and uncertainties such as market conditions, economic conditions, geopolitical events, changes in laws, regulations or accounting rules, fluctuations in interest rates, terrorism, wars or conflicts, major health concerns, natural disasters or other disruptions of expected business conditions. Factors that could cause the Company’s results to differ materially from current expectations include, but are not limited to, risks related to the impact of the wars in

Ukraine and Middle East and the resulting escalating geopolitical tensions; impact of supply chain disruptions; the impact of creditworthiness and financial viability of customers; impact of inflationary pressures, foreign exchange fluctuations and commodity prices; other impacts on the Company’s business and ability to execute business continuity plans; and the other factors detailed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 filed with the U.S. Securities and Exchange Commission (“SEC”) on February 29, 2024, as well as other risks discussed in the Company’s filings with the SEC. In addition, these statements are based on assumptions that are subject to change. This press release speaks only as of the date hereof. The Company disclaims any duty to update the information herein.

Investor Relations Contact:
Mark Barbalato
Vice President, Investor Relations
E-mail: investorrelations@esab.com
Phone: 1-301-323-9098

Media Contact:
Tilea Coleman
Vice President, Corporate Communications
E-mail: mediarelations@esab.com
Phone: 1-301-323-9092

ESAB CORPORATION
CONSOLIDATED AND CONDENSED STATEMENTS OF OPERATIONS
Dollars in thousands, except per share data
(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023

Net sales	$707,053	$720,422	$1,396,797	$1,404,422
Cost of sales	436,738	456,499	871,455	893,110
Gross profit	270,315	263,923	525,342	511,312
Selling, general and administrative expense	146,187	150,115	288,637	297,397
Restructuring and other related charges	4,773	5,169	6,697	14,613
Operating income	119,355	108,639	230,008	199,302
Pension settlement loss	—	—	12,155	—
Interest expense and other, net	15,940	18,819	33,031	38,329
Income from continuing operations before income taxes	103,415	89,820	184,822	160,973
Income tax expense	17,885	20,974	36,389	57,998
Net income from continuing operations	85,530	68,846	148,433	102,975
Loss from discontinued operations, net of taxes	(1,161)	(1,623)	(2,470)	(2,536)
Net income	84,369	67,223	145,963	100,439
Income attributable to noncontrolling interest, net of taxes	(1,462)	(1,650)	(3,105)	(2,963)
Net income attributable to ESAB Corporation	$82,907	$65,573	$142,858	$97,476
Earnings (loss) per share – basic
Income from continuing operations	$1.38	$1.11	$2.39	$1.65
Loss on discontinued operations	$(0.02)	$(0.03)	$(0.04)	$(0.04)
Net income per share	$1.36	$1.08	$2.35	$1.61
Earnings (loss) per share – diluted
Income from continuing operations	$1.37	$1.10	$2.37	$1.64
Loss on discontinued operations	$(0.02)	$(0.03)	$(0.04)	$(0.04)
Net income per share – diluted	$1.35	$1.07	$2.33	$1.60

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions, except per share data
(Unaudited)

	Three Months Ended(1)		Six Months Ended(1)
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023

Adjusted Net Income
Net income from continuing operations (GAAP)	$85.5	$68.8	$148.4	$103.0
Less: Income attributable to noncontrolling interest, net of taxes	1.5	1.7	3.1	3.0
Net income from continuing operations attributable to ESAB Corporation (GAAP)	$84.0	$67.2	145.3	100.0
Restructuring and other related charges – pretax(2)	4.8	5.2	6.7	14.6
Acquisition-amortization and other related charges – pretax(3)	7.7	9.3	15.5	18.5
Pension settlement loss – pretax	—	—	12.2	—
Tax effect on above items(4)	(3.2)	(3.6)	(8.5)	(7.8)
Discrete tax adjustments(5)	(6.7)	—	(6.7)	19.6
Adjusted net income from continuing operations (non-GAAP)	$86.6	$78.1	$164.5	$144.9
Adjusted net income from continuing operations attributable to Russia (non-GAAP)(6)	5.2	3.9	9.5	7.5
Core adjusted net income from continuing operations (non-GAAP)	$81.4	$74.2	$155.0	$137.4
Adjusted net income margin from continuing operations	12.3%	10.8%	11.8%	10.3%

Adjusted Net Income Per Share
Net income per share – diluted from continuing operations (GAAP)	$1.37	$1.10	$2.37	$1.64
Restructuring and other related charges – pretax(2)	0.08	0.09	0.11	0.24
Acquisition-amortization and other related charges – pretax(3)	0.12	0.15	0.24	0.31
Pension settlement loss – pretax	—	—	0.20	—
Tax effect on above items(4)	(0.05)	(0.06)	(0.14)	(0.13)
Discrete tax adjustments(5)	(0.11)	—	(0.11)	0.32
Adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.41	$1.28	$2.67	$2.38
Adjusted net income per share – diluted from continuing operations attributable to Russia (non-GAAP)(6)	0.09	0.06	0.16	0.12
Core adjusted net income per share – diluted from continuing operations (non-GAAP)	$1.32	$1.21	$2.51	$2.25
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) This line item reflects the aggregate tax effect of all non-tax adjustments reflected in the proceeding line items of the table. ESAB estimates the tax effect of each adjustment item by applying ESAB’s overall estimated effective tax rate to the pretax amount, unless the nature of the item and/or tax jurisdiction in which the item has been recorded requires application of a specific tax rate or tax treatment, in which case the tax effect of such item is estimated by applying such specific tax rate or tax treatment.
(5) For 2024, discrete adjustments relate to a favorable final ruling in the 2023 tax case in a foreign jurisdiction mentioned below. For 2023, discrete tax adjustments include the impact of net discrete tax expenses related to dividend withholding tax and the impact of an uncertain tax position due to an adverse court ruling in a foreign jurisdiction.
(6) Represents Russia contribution for the three and six months ended June 28, 2024 and June 30, 2023.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended June 28, 2024(1)			Six Months Ended June 28, 2024(1)
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total

Net income from continuing operations (GAAP)			$85.5			$148.4
Income tax expense			17.9			36.4
Interest expense and other, net			15.9			33.0
Pension settlement loss			—			12.2
Operating income (GAAP)	$55.9	$63.4	$119.4	101.9	128.1	230.0
Adjusted to add
Restructuring and other related charges(2)	0.8	4.0	4.8	1.1	5.6	6.7
Acquisition-amortization and other related charges(3)	4.3	3.3	7.7	8.7	6.8	15.5
Depreciation and other amortization	3.7	5.5	9.1	7.2	10.7	17.9
Adjusted EBITDA (non-GAAP)	$64.7	$76.2	$141.0	$118.8	$151.2	$270.0
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	6.9	6.9	—	12.9	12.9
Core adjusted EBITDA (non-GAAP)	$64.7	$69.3	$134.0	$118.8	$138.3	$257.1
Adjusted EBITDA margin (non-GAAP)	20.9%	19.2%	19.9%	19.6%	19.1%	19.3%
Core adjusted EBITDA margin (non-GAAP)(5)	20.9%	19.5%	20.1%	19.6%	19.3%	19.5%
__________
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $40.7 million and $74.4 million relating to Russia for the three and six months ended June 28, 2024, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Dollars in millions
(Unaudited)

	Three Months Ended June 30, 2023(1)			Six Months Ended June 30, 2023(1)
	Americas	EMEA & APAC	Total	Americas	EMEA & APAC	Total

Net income from continuing operations (GAAP)			$68.8			$103.0
Income tax expense			21.0			58.0
Interest expense and other, net			18.8			38.3
Operating income (GAAP)	$46.1	$62.6	$108.6	$86.0	$113.3	$199.3
Adjusted to add
Restructuring and other related charges(2)	3.0	2.2	5.2	3.9	10.7	14.6
Acquisition-amortization and other related charges(1)(3)	5.4	3.8	9.3	10.7	7.8	18.5
Depreciation and other amortization	3.8	5.2	9.0	7.1	10.5	17.6
Adjusted EBITDA (non-GAAP)	$58.3	$73.8	$132.1	$107.7	$142.3	$250.0
Adjusted EBITDA attributable to Russia (non-GAAP)(4)	—	5.6	5.6	—	10.9	10.9
Core adjusted EBITDA (non-GAAP)	$58.3	$68.2	$126.5	$107.7	$131.4	$239.1
Adjusted EBITDA margin (non-GAAP)	18.8%	18.0%	18.3%	17.9%	17.7%	17.8%
Core adjusted EBITDA margin (non-GAAP)(5)	18.8%	18.4%	18.6%	17.9%	18.1%	18.0%
(1) Numbers may not sum due to rounding.
(2) Includes severance and other termination benefits, including outplacement services as well as the cost of relocating associates, relocating equipment, lease termination expenses, impairment of long-lived assets and other costs in connection with the closure and optimization of facilities and product lines.
(3) Includes transaction expenses, amortization of intangibles, fair value charges on acquired inventories and integration expenses.
(4) Numbers calculated following the same definition as Adjusted EBITDA for total Company.
(5) Net sales were $40.3 million and $77.5 million relating to Russia for the three and six months ended June 30, 2023, respectively.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended June 30, 2023	$310.3		$410.1		$720.4
Components of Change:
Existing businesses (organic sales growth)(2)	12.5	4.0%	(4.1)	(1.0)%	8.4	1.2%
Acquisitions(3)	2.7	0.9%	—	—%	2.7	0.4%
Foreign Currency translation(4)	(15.7)	(5.1)%	(8.8)	(2.1)%	(24.4)	(3.4)%
Total sales growth	(0.5)	(0.2)%	(12.9)	(3.1)%	(13.3)	(1.8)%
For the three months ended June 28, 2024	$309.8		$397.3		$707.1
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the three months ended June 30, 2023	$310.3		$369.8		$680.1
Components of Change:
Existing businesses (core organic sales growth)(2)	12.5	4.0%	(8.6)	(2.3)%	3.9	0.6%
Acquisitions(3)	2.7	0.9%	—	—%	2.7	0.4%
Foreign Currency translation(4)	(15.7)	(5.1)%	(4.7)	(1.3)%	(20.4)	(3.0)%
Total core sales growth	(0.5)	(0.2)%	(13.3)	(3.6)%	(13.8)	(2.0)%
For the three months ended June 28, 2024	$309.8		$356.6		$666.3
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the three months ended June 28, 2024 and June 30, 2023.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Change in Sales
Dollars in millions
(Unaudited)

	Sales Growth(1)
	Americas		EMEA & APAC		Total ESAB
	$	Change %	$	Change %	$	Change %
For the six months ended June 30, 2023	$601.8		$802.6		$1,404.4
Components of Change:
Existing businesses (organic sales growth)(2)	21.4	3.6%	3.6	0.4%	25.0	1.8%
Acquisitions(3)	3.6	0.6%	0.1	—%	3.7	0.3%
Foreign Currency translation(4)	(21.0)	(3.5)%	(15.3)	(1.9)%	(36.3)	(2.6)%
Total sales growth	4.0	0.7%	(11.6)	(1.4)%	(7.6)	(0.5)%
For the six months ended June 28, 2024	$605.8		$791.0		$1,396.8
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.

	Core Sales Growth(1)(5)
	Americas		EMEA & APAC		ESAB
	$	Change %	$	Change %	$	Change %
For the six months ended June 30, 2023	$601.8		$725.1		$1,326.9
Components of Change:
Existing businesses (core organic sales growth)(2)	21.4	3.6%	(4.5)	(0.6)%	16.9	1.3%
Acquisitions(3)	3.6	0.6%	0.1	—%	3.7	0.3%
Foreign Currency translation(4)	(21.0)	(3.5)%	(4.2)	(0.6)%	(25.1)	(1.9)%
Total core sales growth	4.0	0.7%	(8.6)	(1.2)%	(4.5)	(0.3)%
For the six months ended June 28, 2024	$605.8		$716.6		$1,322.4
(1) Numbers may not sum due to rounding.
(2) Excludes the impact of acquisitions and foreign exchange rate fluctuations, thus providing a measure of change due to organic growth factors such as price, product mix and volume.
(3) Represents the incremental sales in comparison to the portion of the prior period during which we did not own the business.
(4) Represents the difference between prior year sales valued at the actual prior year foreign exchange rates and prior year sales valued at current year foreign exchange rates.
(5) Represents sales excluding Russia for the six months ended June 28, 2024 and June 30, 2023.

ESAB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
Adjusted Free Cash Flow
Dollars in millions
(Unaudited)

	Three Months Ended		Six Months Ended
	June 28, 2024	June 30, 2023	June 28, 2024	June 30, 2023

Net cash provided by operating activities (GAAP)	$83.0	$62.6	$127.5	$100.7
Purchases of property, plant and equipment (GAAP)	(9.0)	(9.3)	(16.4)	(17.0)
Proceeds from the sale of certain properties(1)	—	0.9	—	0.9
Payments related to the Separation(2)	—	—	—	4.4
Payments related to discontinued operations	4.8	4.4	8.5	9.7
Adjusted free cash flow (non-GAAP)	$78.8	$58.6	$119.5	$98.7
(1) Includes proceeds from the sale of certain properties related to restructuring efforts for which previous cash outlays were included in Net cash provided by operating activities.
(2) Separation payments relate to one-time non-recurring professional fees and employee costs incurred in the planning and execution of the Separation from Enovis.

ESAB CORPORATION
2024 Outlook
Dollars in millions, except per share amounts
(Unaudited)

ESAB 2024 Outlook
	Previous Guidance	New Guidance
2023 Core net sales	$2.62B	$2.62B
Organic growth	2.5%-4.5%	Flat
Acquisitions	0.5%	1.0%
Currency	(1.5)%	(2.5)%
2024 Core net sales growth range	1.5%-3.5%	(2.5)%-(0.5)%

2023 Core adjusted EBITDA	$482.7	$482.7
2024 Core adjusted EBITDA range	$500-$520	$495-$515

2023 Core adjusted EPS	$4.46	$4.46
2024 Core adjusted EPS range	$4.75-$4.95	$4.75-$4.95

ESAB CORPORATION
CONSOLIDATED AND CONDENSED BALANCE SHEETS
Dollars in thousands, except share and per share amounts
(Unaudited)

	June 28, 2024	December 31, 2023

ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$228,470	$102,003
Trade receivables, less allowance for credit losses of $25,372 and $25,477	431,207	385,198
Inventories, net	426,520	392,858
Prepaid expenses	62,879	61,771
Other current assets	63,477	55,890
Total current assets	1,212,553	997,720
Property, plant and equipment, net	287,195	294,305
Goodwill	1,583,888	1,588,331
Intangible assets, net	476,510	499,535
Lease assets - right of use	89,743	95,607
Other assets	317,222	353,131
Total assets	$3,967,111	$3,828,629

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Accounts payable	$350,125	$306,593
Accrued liabilities	300,971	313,489
Total current liabilities	651,096	620,082
Long-term debt	1,079,624	1,018,057
Other liabilities	486,966	542,833
Total liabilities	2,217,686	2,180,972
Equity:
Common stock - $0.001 par value - Authorized 600,000,000, 60,438,838 and 60,295,634 shares outstanding as of June 28, 2024 and December 31, 2023, respectively	60	60
Additional paid-in capital	1,886,367	1,881,054
Retained earnings	484,918	350,557
Accumulated other comprehensive loss	(663,373)	(624,272)
Total ESAB Corporation equity	1,707,972	1,607,399
Noncontrolling interest	41,453	40,258
Total equity	1,749,425	1,647,657
Total liabilities and equity	$3,967,111	$3,828,629

ESAB CORPORATION
CONSOLIDATED AND CONDENSED STATEMENTS OF CASH FLOWS
Dollars in thousands
(Unaudited)

	Six Months Ended
	June 28, 2024	June 30, 2023

Cash flows from operating activities:
Net income	$145,963	$100,439
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization, and other impairment charges	32,930	39,561
Stock-based compensation expense	9,886	7,462
Deferred income tax	1,760	998
Non-cash interest expense	1,632	597
Pension settlement loss	12,155	—
Changes in operating assets and liabilities:
Trade receivables, net	(56,680)	(28,942)
Inventories, net	(42,144)	(24,733)
Accounts payable	53,574	3,267
Other operating assets and liabilities	(31,593)	2,072
Net cash provided by operating activities	127,483	100,721
Cash flows from investing activities:
Purchases of property, plant and equipment	(16,437)	(16,999)
Proceeds from sale of property, plant and equipment	608	1,936
Acquisition, net of cash received	(18,050)	(18,235)
Other investing	(3,059)	—
Net cash used in investing activities	(36,938)	(33,298)
Cash flows from financing activities:
Proceeds from borrowings on Senior Notes	700,000	—
Proceeds from borrowings on revolving credit facilities and other	205,000	280,000
Repayments of borrowings on Term Loans	(597,500)	—
Repayments of borrowings on revolving credit facilities and other	(237,005)	(340,537)
Payment of debt issuance costs and other	(15,718)	—
Payment of dividends	(7,278)	(6,061)
Distributions to noncontrolling interest holders	(1,218)	(1,274)
Net cash provided by (used in) financing activities	46,281	(67,872)
Effect of foreign exchange rates on Cash and cash equivalents	(10,359)	2,874
Increase in Cash and cash equivalents	126,467	2,425
Cash and cash equivalents, beginning of period	102,003	72,024
Cash and cash equivalents, end of period	$228,470	$74,449